Exhibit 99.1

INVESTOR RELATIONS: Samantha Tortora 212.810.5397	MEDIA RELATIONS: Brian Beades 212.810.5596

BlackRock Reports Third Quarter 2019 Diluted EPS of $7.15
New York, October 15, 2019 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three and nine months ended September 30, 2019.

$84 billion of quarterly total net inflows, or 5% organic asset growth, driven by continued momentum in fixed income and cash

3% increase in revenue year-over-year driven by higher base fees and technology services revenue, partially offset by lower performance fees

30% increase in technology services revenue year-over-year reflects Aladdin® growth and the impact of the eFront acquisition

8% increase in operating income (7% as adjusted) year-over-year, driven in part by lower transaction-related expense in the current quarter

5% decrease in diluted EPS year-over-year reflects lower nonoperating income and a higher effective tax rate in the current quarter

$100 million of share repurchases in the current quarter, bringing year-to-date repurchases to $1.7 billion

Laurence D. Fink, Chairman and CEO:

“Clients are increasingly looking for strategic partners who understand their whole portfolio and investment goals in the context of a complex and changing landscape. Clients have entrusted BlackRock to manage almost $350 billion in new assets over the last twelve months, validating the differentiation of our model. BlackRock’s globally integrated platform, bringing together cash, index, factors, active and alternatives with Aladdin’s portfolio and risk management technology, is better positioned than ever before to provide solutions to clients.

“BlackRock generated $84 billion of total net inflows in the third quarter, demonstrating strength in fixed income, cash and alternative strategies, as clients re-balanced, de-risked and sought uncorrelated sources of return in the face of significant global market volatility.

“Technology services revenue increased 30% year-over-year, driven by growth in Aladdin and our eFront acquisition. Aladdin’s comprehensive investment operating system powers BlackRock’s digital offerings and enables asset and wealth managers to scale and grow their businesses.

“Clients worldwide are demanding transparency, convenience and a focus on their outcomes. BlackRock’s broadly diversified asset management and technology platform is well positioned to meet this client demand and deliver growth for shareholders.”

FINANCIAL RESULTS

	Q3	Q3
(in millions, except per share data)	2019	2018
AUM	$6,963,932	$6,444,100
% change	8%
Total net flows	$84,246	$(3,105)

GAAP basis:
Revenue	$3,692	$3,576
% change	3%
Operating income	$1,502	$1,396
% change	8%
Operating margin	40.7%	39.0%
Net income(1)	$1,119	$1,216
% change	(8)%
Diluted EPS	$7.15	$7.54
% change	(5)%
Weighted average diluted shares	156.4	161.4
% change	(3)%

As Adjusted:
Operating income(2)	$1,502	$1,400
% change	7%
Operating margin(2)	46.0%	44.2%
Net income(1) (2)	$1,119	$1,214
% change	(8)%
Diluted EPS(2)	$7.15	$7.52
% change	(5)%

(1)	Net income represents net income attributable to BlackRock, Inc.
(2)	See notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 11 and 12 for more information on as adjusted items and the reconciliation to GAAP.

NET FLOW HIGHLIGHTS

	Q3	YTD
(in billions)	2019	2019
Long-term net flows:	$52.2	$236.6

By region:

Americas	$17.1	$165.4
EMEA	25.5	58.3
APAC	9.6	12.9

By client type:

Retail:	$6.7	$7.8
US	5.5	15.3
International	1.2	(7.5)

iShares®:	$41.5	$108.3
Core	18.3	57.5
Non-Core	23.2	50.8

Institutional:	$4.0	$120.5
Active	(4.4)	84.1
Index	8.4	36.4

Cash management net flows	$32.0	$63.3

Total net flows	$84.2	$299.9

BUSINESS RESULTS

				September 30, 2019	Q3 2019
	Q3 2019	September 30, 2019	Q3 2019	AUM	Base fees(1)
(in millions), (unaudited)	Net flows	AUM	Base fees(1)	% of Total	% of Total
RESULTS BY CLIENT TYPE
Retail	$6,698	$668,118	$862	10%	29%
iShares ETFs	41,504	2,046,818	1,151	29%	39%
Institutional:
Active	(4,379)	1,283,064	558	18%	19%
Index	8,437	2,453,181	250	36%	8%
Total institutional	4,058	3,736,245	808	54%	27%
Long-term	52,260	6,451,181	2,821	93%	95%
Cash management	31,988	510,984	159	7%	5%
Advisory	(2)	1,767	-	-	-
Total	$84,246	$6,963,932	$2,980	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$741	$1,865,437	$1,401	27%	47%
Index and iShares ETFs	51,519	4,585,744	1,420	66%	48%
Long-term	52,260	6,451,181	2,821	93%	95%
Cash management	31,988	510,984	159	7%	5%
Advisory	(2)	1,767	-	-	-
Total	$84,246	$6,963,932	$2,980	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$9,916	$3,488,503	$1,431	50%	48%
Fixed income	34,990	2,267,431	845	33%	28%
Multi-asset	(605)	527,721	288	8%	10%
Alternatives	7,959	167,526	257	2%	9%
Long-term	52,260	6,451,181	2,821	93%	95%
Cash management	31,988	510,984	159	7%	5%
Advisory	(2)	1,767	-	-	-
Total	$84,246	$6,963,932	$2,980	100%	100%

(1)	Base fees include investment advisory, administration fees and securities lending revenue.

INVESTMENT PERFORMANCE AT SEPTEMBER 30, 2019(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	75%	83%	82%
Tax-exempt	32%	79%	77%
Index AUM within or above applicable tolerance	95%	98%	95%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	59%	77%	85%
Systematic	28%	87%	90%
Index AUM within or above applicable tolerance	96%	98%	98%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 13 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Gary S. Shedlin, will host a teleconference call for investors and analysts on Tuesday, October 15, 2019 at 8:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (800) 374-0176, or from outside the United States, (706) 679-8281, shortly before 8:30 a.m. and reference the BlackRock Conference Call (ID Number 8987453). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

Both the teleconference and webcast will be available for replay by 11:30 a.m. (Eastern Time) on Tuesday, October 15, 2019 and ending at midnight on Tuesday, October 29, 2019. To access the replay of the teleconference, callers from the United States should dial (855) 859-2056 and callers from outside the United States should dial (404) 537-3406 and enter the Conference ID Number 8987453. To access the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, our clients turn to us for the solutions they need when planning for their most important goals. As of September 30, 2019, the firm managed approximately $6.96 trillion in assets on behalf of investors worldwide. For additional information on BlackRock, please visit www.blackrock.com | Twitter: @blackrock | Blog: www.blackrockblog.com | LinkedIn: www.linkedin.com/company/blackrock.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	September 30,				June 30,
	2019	2018	Change		2019	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$2,980	$2,883	$97		$2,903	$77
Investment advisory performance fees	121	151	(30)		64	57
Technology services revenue	259	200	59		237	22
Distribution fees	270	279	(9)		267	3
Advisory and other revenue	62	63	(1)		53	9
Total revenue	3,692	3,576	116		3,524	168

Expense
Employee compensation and benefits	1,111	1,097	14		1,083	28
Distribution and servicing costs	427	408	19		416	11
Direct fund expense	239	249	(10)		252	(13)
General and administration	385	413	(28)		470	(85)
Amortization of intangible assets	28	13	15		25	3
Total expense	2,190	2,180	10		2,246	(56)

Operating income	1,502	1,396	106		1,278	224

Nonoperating income (expense)
Net gain (loss) on investments	(7)	50	(57)		89	(96)
Interest and dividend income	19	29	(10)		20	(1)
Interest expense	(54)	(46)	(8)		(52)	(2)
Total nonoperating income (expense)	(42)	33	(75)		57	(99)

Income before income taxes	1,460	1,429	31		1,335	125
Income tax expense	341	226	115		322	19
Net income	1,119	1,203	(84)		1,013	106
Less:
Net income (loss) attributable to noncontrolling interests	-	(13)	13		10	(10)
Net income attributable to BlackRock, Inc.	$1,119	$1,216	$(97)		$1,003	$116

Weighted-average common shares outstanding
Basic	155,280,877	160,141,506	(4,860,629)		155,354,552	(73,675)
Diluted	156,447,387	161,378,217	(4,930,830)		156,360,741	86,646
Earnings per share attributable to BlackRock, Inc. common stockholders (3)
Basic	$7.21	$7.59	$(0.38)		$6.46	$0.75
Diluted	$7.15	$7.54	$(0.39)		$6.41	$0.74
Cash dividends declared and paid per share	$3.30	$3.13	$0.17		$3.30	$-

Supplemental information:

AUM (end of period)	$6,963,932	$6,444,100	$519,832		$6,842,482	$121,450
Shares outstanding (end of period)	155,173,103	159,804,364	(4,631,261)		155,366,861	(193,758)
GAAP:
Operating margin	40.7%	39.0%	170	bps	36.3%	440	bps
Effective tax rate	23.3%	15.7%	760	bps	24.3%	(100	) bps
As adjusted:
Operating income (1)	$1,502	$1,400	$102		$1,278	$224
Operating margin (1)	46.0%	44.2%	180	bps	43.1%	290	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$(42)	$46	$(88)		$47	$(89)
Net income attributable to BlackRock, Inc. (2)	$1,119	$1,214	$(95)		$1,003	$116
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2) (3)	$7.15	$7.52	$(0.37)		$6.41	$0.74
Effective tax rate	23.3%	16.0%	730	bps	24.3%	(100	) bps

See pages 11-12 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Nine Months Ended
	September 30,
	2019	2018	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$8,688	$8,774	$(86)
Investment advisory performance fees	211	312	(101)
Technology services revenue	700	582	118
Distribution fees	799	884	(85)
Advisory and other revenue	164	212	(48)
Total revenue	10,562	10,764	(202)

Expense
Employee compensation and benefits	3,258	3,300	(42)
Distribution and servicing costs	1,247	1,255	(8)
Direct fund expense	733	774	(41)
General and administration	1,243	1,189	54
Amortization of intangible assets	68	35	33
Total expense	6,549	6,553	(4)

Operating income	4,013	4,211	(198)

Nonoperating income (expense)
Net gain (loss) on investments	224	68	156
Interest and dividend income	68	63	5
Interest expense	(152)	(138)	(14)
Total nonoperating income (expense)	140	(7)	147

Income before income taxes	4,153	4,204	(51)
Income tax expense	961	829	132
Net income	3,192	3,375	(183)
Less:
Net income (loss) attributable to noncontrolling interests	17	(3)	20
Net income attributable to BlackRock, Inc.	$3,175	$3,378	$(203)

Weighted-average common shares outstanding
Basic	156,290,212	160,786,768	(4,496,556)
Diluted	157,385,956	162,140,879	(4,754,923)
Earnings per share attributable to BlackRock, Inc. common stockholders (3)
Basic	$20.31	$21.01	$(0.70)
Diluted	$20.17	$20.83	$(0.66)
Cash dividends declared and paid per share	$9.90	$8.89	$1.01

Supplemental information:

AUM (end of period)	$6,963,932	$6,444,100	$519,832
Shares outstanding (end of period)	155,173,103	159,804,364	(4,631,261)
GAAP:
Operating margin	38.0%	39.1%	(110)	bps
Effective tax rate	23.2%	19.7%	350	bps
As adjusted:
Operating income (1)	$4,013	$4,221	$(208)
Operating margin (1)	43.7%	44.5%	(80)	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$123	$(4)	$127
Net income attributable to BlackRock, Inc. (2)	$3,175	$3,386	$(211)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2) (3)	$20.17	$20.88	$(0.71)
Effective tax rate	23.2%	19.7%	350	bps

See pages 11-12 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type
		Net
	June 30,	inflows	Market		September 30,
	2019	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Retail:
Equity	$232,429	$2,838	$(1,575)	$(2,047)	$231,645	$231,417
Fixed income	291,772	4,951	2,408	(1,945)	297,186	294,416
Multi-asset	118,135	(1,972)	248	(371)	116,040	117,101
Alternatives	22,570	881	(59)	(145)	23,247	22,894
Retail subtotal	664,906	6,698	1,022	(4,508)	668,118	665,828
iShares ETFs:
Equity	1,462,623	13,079	(1,810)	(5,181)	1,468,711	1,459,509
Fixed income	513,843	23,676	5,296	(3,555)	539,260	526,863
Multi-asset	4,442	210	10	(3)	4,659	4,529
Alternatives	27,959	4,539	1,725	(35)	34,188	31,634
iShares ETFs subtotal	2,008,867	41,504	5,221	(8,774)	2,046,818	2,022,535
Institutional:
Active:
Equity	125,884	3,945	172	(1,278)	128,723	125,960
Fixed income	649,924	(12,144)	16,149	(4,046)	649,883	652,333
Multi-asset	393,101	1,236	9,912	(5,312)	398,937	394,801
Alternatives	103,623	2,584	366	(1,052)	105,521	104,198
Active subtotal	1,272,532	(4,379)	26,599	(11,688)	1,283,064	1,277,292
Index:
Equity	1,664,933	(9,946)	16,714	(12,277)	1,659,424	1,652,937
Fixed income	735,591	18,507	40,259	(13,255)	781,102	756,790
Multi-asset	8,050	(79)	138	(24)	8,085	8,044
Alternatives	4,617	(45)	38	(40)	4,570	4,533
Index subtotal	2,413,191	8,437	57,149	(25,596)	2,453,181	2,422,304
Institutional subtotal	3,685,723	4,058	83,748	(37,284)	3,736,245	3,699,596
Long-term	6,359,496	52,260	89,991	(50,566)	6,451,181	6,387,959
Cash management	481,208	31,988	623	(2,835)	510,984	505,145
Advisory (3)	1,778	(2)	8	(17)	1,767	1,769
Total	$6,842,482	$84,246	$90,622	$(53,418)	$6,963,932	$6,894,873
Current Quarter Component Changes by Investment Style and Product Type (Long-term)
		Net
	June 30,	inflows	Market		September 30,
	2019	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Active:
Equity	$289,870	$5,331	$(2,287)	$(2,395)	$290,519	$288,592
Fixed income	926,097	(7,314)	18,003	(5,607)	931,179	931,013
Multi-asset	511,236	(740)	10,160	(5,683)	514,973	511,901
Alternatives	126,190	3,464	309	(1,197)	128,766	127,092
Active subtotal	1,853,393	741	26,185	(14,882)	1,865,437	1,858,598
Index and iShares ETFs:
iShares ETFs:
Equity	1,462,623	13,079	(1,810)	(5,181)	1,468,711	1,459,509
Fixed income	513,843	23,676	5,296	(3,555)	539,260	526,863
Multi-asset	4,442	210	10	(3)	4,659	4,529
Alternatives	27,959	4,539	1,725	(35)	34,188	31,634
iShares ETFs subtotal	2,008,867	41,504	5,221	(8,774)	2,046,818	2,022,535
Non-ETF Index:
Equity	1,733,376	(8,494)	17,598	(13,207)	1,729,273	1,721,722
Fixed income	751,190	18,628	40,813	(13,639)	796,992	772,526
Multi-asset	8,050	(75)	138	(24)	8,089	8,045
Alternatives	4,620	(44)	36	(40)	4,572	4,533
Non-ETF Index subtotal	2,497,236	10,015	58,585	(26,910)	2,538,926	2,506,826
Index and iShares ETFs subtotal	4,506,103	51,519	63,806	(35,684)	4,585,744	4,529,361
Long-term	$6,359,496	$52,260	$89,991	$(50,566)	$6,451,181	$6,387,959
Current Quarter Component Changes by Product Type (Long-term)
		Net
	June 30,	inflows	Market		September 30,
	2019	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Equity	$3,485,869	$9,916	$13,501	$(20,783)	$3,488,503	$3,469,823
Fixed income	2,191,130	34,990	64,112	(22,801)	2,267,431	2,230,402
Multi-asset	523,728	(605)	10,308	(5,710)	527,721	524,475
Alternatives:
Illiquid alternatives	67,910	3,117	134	(645)	70,516	68,764
Liquid alternatives	55,514	383	192	(545)	55,544	55,582
Currency and commodities(4)	35,345	4,459	1,744	(82)	41,466	38,913
Alternatives subtotal	158,769	7,959	2,070	(1,272)	167,526	163,259
Long-term	$6,359,496	$52,260	$89,991	$(50,566)	$6,451,181	$6,387,959

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Client Type and Product Type
		Net
	December 31,	inflows	Market		September 30,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Retail:
Equity	$205,714	$(2,588)	$30,760	$(2,241)	$231,645	$225,107
Fixed income	271,588	16,230	11,131	(1,763)	297,186	285,933
Multi-asset	113,417	(8,703)	11,679	(353)	116,040	116,916
Alternatives	20,131	2,860	420	(164)	23,247	21,741
Retail subtotal	610,850	7,799	53,990	(4,521)	668,118	649,697
iShares ETFs:
Equity	1,274,262	15,633	182,800	(3,984)	1,468,711	1,417,194
Fixed income	427,596	87,381	27,527	(3,244)	539,260	487,266
Multi-asset	4,485	(267)	438	3	4,659	4,335
Alternatives	25,082	5,542	3,581	(17)	34,188	28,103
iShares ETFs subtotal	1,731,425	108,289	214,346	(7,242)	2,046,818	1,936,898
Institutional:
Active:
Equity	110,976	1,329	17,582	(1,164)	128,723	121,261
Fixed income	538,961	60,155	53,921	(3,154)	649,883	599,105
Multi-asset	336,237	13,566	53,925	(4,791)	398,937	375,173
Alternatives	93,805	9,111	3,546	(941)	105,521	101,328
Active subtotal	1,079,979	84,161	128,974	(10,050)	1,283,064	1,196,867
Index:
Equity	1,444,873	(24,620)	250,459	(11,288)	1,659,424	1,608,044
Fixed income	646,272	61,538	84,536	(11,244)	781,102	715,922
Multi-asset	7,745	(664)	998	6	8,085	8,090
Alternatives	4,340	121	120	(11)	4,570	4,528
Index subtotal	2,103,230	36,375	336,113	(22,537)	2,453,181	2,336,584
Institutional subtotal	3,183,209	120,536	465,087	(32,587)	3,736,245	3,533,451
Long-term	5,525,484	236,624	733,423	(44,350)	6,451,181	6,120,046
Cash management	448,565	63,275	2,046	(2,902)	510,984	473,267
Advisory (3)	1,769	(2)	(4)	4	1,767	1,772
Total	$5,975,818	$299,897	$735,465	$(47,248)	$6,963,932	$6,595,085
Year-to-Date Component Changes by Investment Style and Product Type (Long-term)
		Net
	December 31,	inflows	Market		September 30,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Active:
Equity	$258,205	$(3,602)	$38,255	$(2,339)	$290,519	$280,485
Fixed income	795,985	76,099	63,604	(4,509)	931,179	869,509
Multi-asset	449,654	4,859	65,604	(5,144)	514,973	492,089
Alternatives	113,936	11,971	3,964	(1,105)	128,766	123,068
Active subtotal	1,617,780	89,327	171,427	(13,097)	1,865,437	1,765,151
Index and iShares ETFs:
iShares ETFs:
Equity	1,274,262	15,633	182,800	(3,984)	1,468,711	1,417,194
Fixed income	427,596	87,381	27,527	(3,244)	539,260	487,266
Multi-asset	4,485	(267)	438	3	4,659	4,335
Alternatives	25,082	5,542	3,581	(17)	34,188	28,103
iShares ETFs subtotal	1,731,425	108,289	214,346	(7,242)	2,046,818	1,936,898
Non-ETF Index:
Equity	1,503,358	(22,277)	260,546	(12,354)	1,729,273	1,673,927
Fixed income	660,836	61,824	85,984	(11,652)	796,992	731,451
Multi-asset	7,745	(660)	998	6	8,089	8,090
Alternatives	4,340	121	122	(11)	4,572	4,529
Non-ETF Index subtotal	2,176,279	39,008	347,650	(24,011)	2,538,926	2,417,997
Index and iShares ETFs subtotal	3,907,704	147,297	561,996	(31,253)	4,585,744	4,354,895
Long-term	$5,525,484	$236,624	$733,423	$(44,350)	$6,451,181	$6,120,046
Year-to-Date Component Changes by Product Type (Long-term)
		Net
	December 31,	inflows	Market		September 30,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Equity	$3,035,825	$(10,246)	$481,601	$(18,677)	$3,488,503	$3,371,606
Fixed income	1,884,417	225,304	177,115	(19,405)	2,267,431	2,088,226
Multi-asset	461,884	3,932	67,040	(5,135)	527,721	504,514
Alternatives:
Illiquid alternatives	59,827	10,038	1,252	(601)	70,516	66,395
Liquid alternatives	51,718	1,661	2,706	(541)	55,544	54,062
Currency and commodities(4)	31,813	5,935	3,709	9	41,466	35,243
Alternatives subtotal	143,358	17,634	7,667	(1,133)	167,526	155,700
Long-term	$5,525,484	$236,624	$733,423	$(44,350)	$6,451,181	$6,120,046

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing ten months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type
		Net
	September 30,	inflows	Market		September 30,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Retail:
Equity	$237,544	$(292)	$(2,007)	$(3,600)	$231,645	$225,307
Fixed income	282,879	8,351	9,186	(3,230)	297,186	284,212
Multi-asset	124,304	(8,532)	977	(709)	116,040	117,860
Alternatives	20,140	3,487	(154)	(226)	23,247	21,409
Retail subtotal	664,867	3,014	8,002	(7,765)	668,118	648,788
iShares ETFs:
Equity	1,413,925	76,142	(13,808)	(7,548)	1,468,711	1,404,161
Fixed income	412,343	106,240	25,589	(4,912)	539,260	469,183
Multi-asset	3,814	721	126	(2)	4,659	4,205
Alternatives	23,106	6,589	4,541	(48)	34,188	26,986
iShares ETFs subtotal	1,853,188	189,692	16,448	(12,510)	2,046,818	1,904,535
Institutional:
Active:
Equity	128,975	(312)	1,928	(1,868)	128,723	121,483
Fixed income	551,591	46,840	56,110	(4,658)	649,883	586,479
Multi-asset	356,887	19,241	30,481	(7,672)	398,937	369,684
Alternatives	91,862	12,431	2,592	(1,364)	105,521	99,153
Active subtotal	1,129,315	78,200	91,111	(15,562)	1,283,064	1,176,799
Index:
Equity	1,702,243	(57,491)	29,922	(15,250)	1,659,424	1,609,791
Fixed income	636,993	66,972	94,678	(17,541)	781,102	696,383
Multi-asset	7,805	(201)	380	101	8,085	8,023
Alternatives	4,744	30	(176)	(28)	4,570	4,549
Index subtotal	2,351,785	9,310	124,804	(32,718)	2,453,181	2,318,746
Institutional subtotal	3,481,100	87,510	215,915	(48,280)	3,736,245	3,495,545
Long-term	5,999,155	280,216	240,365	(68,555)	6,451,181	6,048,868
Cash management	443,185	69,422	2,595	(4,218)	510,984	466,738
Advisory (3)	1,760	33	3	(29)	1,767	1,769
Total	$6,444,100	$349,671	$242,963	$(72,802)	$6,963,932	$6,517,375
Year-over-Year Component Changes by Investment Style and Product Type (Long-term)
		Net
	September 30,	inflows	Market		September 30,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Active:
Equity	$301,049	$(4,915)	$(1,833)	$(3,782)	$290,519	$281,517
Fixed income	819,332	55,334	63,722	(7,209)	931,179	855,299
Multi-asset	481,192	10,705	31,457	(8,381)	514,973	487,544
Alternatives	112,003	15,918	2,435	(1,590)	128,766	120,561
Active subtotal	1,713,576	77,042	95,781	(20,962)	1,865,437	1,744,921
Index and iShares ETFs:
iShares ETFs
Equity	1,413,925	76,142	(13,808)	(7,548)	1,468,711	1,404,161
Fixed income	412,343	106,240	25,589	(4,912)	539,260	469,183
Multi-asset	3,814	721	126	(2)	4,659	4,205
Alternatives	23,106	6,589	4,541	(48)	34,188	26,986
iShares ETFs subtotal	1,853,188	189,692	16,448	(12,510)	2,046,818	1,904,535
Non-ETF Index
Equity	1,767,713	(53,180)	31,676	(16,936)	1,729,273	1,675,064
Fixed income	652,131	66,829	96,252	(18,220)	796,992	711,775
Multi-asset	7,804	(197)	381	101	8,089	8,023
Alternatives	4,743	30	(173)	(28)	4,572	4,550
Non-ETF Index subtotal	2,432,391	13,482	128,136	(35,083)	2,538,926	2,399,412
Index and iShares ETFs subtotal	4,285,579	203,174	144,584	(47,593)	4,585,744	4,303,947
Long-term	$5,999,155	$280,216	$240,365	$(68,555)	$6,451,181	$6,048,868
Year-over-Year Component Changes by Product Type (Long-term)
		Net
	September 30,	inflows	Market		September 30,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Equity	$3,482,687	$18,047	$16,035	$(28,266)	$3,488,503	$3,360,742
Fixed income	1,883,806	228,403	185,563	(30,341)	2,267,431	2,036,257
Multi-asset	492,810	11,229	31,964	(8,282)	527,721	499,772
Alternatives:
Illiquid alternatives	57,418	12,415	1,582	(899)	70,516	64,411
Liquid alternatives	52,047	3,344	942	(789)	55,544	53,566
Currency and commodities(4)	30,387	6,778	4,279	22	41,466	34,120
Alternatives subtotal	139,852	22,537	6,803	(1,666)	167,526	152,097
Long-term	$5,999,155	$280,216	$240,365	$(68,555)	$6,451,181	$6,048,868

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

SUMMARY OF REVENUE

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$391	$405	$(14)	$385	$6	$1,151	$1,269	$(118)
iShares ETFs	872	885	(13)	870	2	2,589	2,722	(133)
Non-ETF Index	168	169	(1)	163	5	495	532	(37)
Equity subtotal	1,431	1,459	(28)	1,418	13	4,235	4,523	(288)
Fixed income:
Active	496	460	36	474	22	1,427	1,374	53
iShares ETFs	251	205	46	234	17	705	620	85
Non-ETF Index	98	98	-	98	-	293	292	1
Fixed income subtotal	845	763	82	806	39	2,425	2,286	139
Multi-asset	288	298	(10)	288	-	852	889	(37)
Alternatives:
Illiquid alternatives	122	89	33	118	4	350	249	101
Liquid alternatives	105	96	9	102	3	301	290	11
Currency and commodities	30	24	6	24	6	78	75	3
Alternatives subtotal	257	209	48	244	13	729	614	115
Long-term	2,821	2,729	92	2,756	65	8,241	8,312	(71)
Cash management	159	154	5	147	12	447	462	(15)
Total base fees	2,980	2,883	97	2,903	77	8,688	8,774	(86)
Investment advisory performance fees:
Equity	1	7	(6)	4	(3)	5	68	(63)
Fixed income	-	-	-	-	-	2	2	-
Multi-asset	1	1	-	6	(5)	7	15	(8)
Alternatives:
Illiquid alternatives	5	20	(15)	15	(10)	40	22	18
Liquid alternatives	114	123	(9)	39	75	157	205	(48)
Alternatives subtotal	119	143	(24)	54	65	197	227	(30)
Total performance fees	121	151	(30)	64	57	211	312	(101)
Technology services revenue	259	200	59	237	22	700	582	118
Distribution fees:
Retrocessions	166	168	(2)	164	2	491	541	(50)
12b-1 fees (US mutual funds distribution fees)	90	102	(12)	88	2	267	313	(46)
Other	14	9	5	15	(1)	41	30	11
Total distribution fees	270	279	(9)	267	3	799	884	(85)
Advisory and other revenue:
Advisory	21	26	(5)	22	(1)	62	80	(18)
Other	41	37	4	31	10	102	132	(30)
Total advisory and other revenue	62	63	(1)	53	9	164	212	(48)
Total revenue	$3,692	$3,576	$116	$3,524	$168	$10,562	$10,764	$(202)

Highlights

•

Investment advisory, administration fees and securities lending revenue increased $97 million from the third quarter of 2018, primarily driven by organic growth, the positive impact of market beta and acquisitions, partially offset by the negative impact of foreign exchange movements on average AUM and strategic price changes to certain products. Securities lending revenue of $150 million in the current quarter compared with $160 million in third quarter of 2018.

  Investment advisory, administration fees and securities lending revenue increased $77 million from the second quarter of 2019, driven by the impact of higher average AUM and the effect of one additional day in the quarter.

•	Performance fees decreased $30 million from the third quarter of 2018, primarily reflecting lower revenue from alternative and long-only equity products.

  Performance fees increased $57 million from the second quarter of 2019, primarily reflecting strong performance from a single hedge fund with an annual performance measurement period that ends in the third quarter.

•

Technology services revenue increased $59 million from the third quarter of 2018 and $22 million from the second quarter of 2019, primarily reflecting the impact of the eFront acquisition and higher revenue from Aladdin.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Operating expense
Employee compensation and benefits	$1,111	$1,097	$14	$1,083	$28	$3,258	$3,300	$(42)
Distribution and servicing costs:
Retrocessions	166	168	(2)	164	2	491	541	(50)
12b-1 costs	89	100	(11)	88	1	265	307	(42)
Other	172	140	32	164	8	491	407	84
Total distribution and servicing costs	427	408	19	416	11	1,247	1,255	(8)
Direct fund expense	239	249	(10)	252	(13)	733	774	(41)
General and administration:
Marketing and promotional	79	77	2	81	(2)	241	253	(12)
Occupancy and office related	75	73	2	75	-	224	220	4
Portfolio services	64	60	4	65	(1)	191	203	(12)
Technology	70	61	9	67	3	206	172	34
Professional services	38	42	(4)	44	(6)	115	111	4
Communications	10	9	1	10	-	29	28	1
Foreign exchange remeasurement	(2)	7	(9)	12	(14)	18	12	6
Contingent consideration fair value adjustments	(1)	29	(30)	13	(14)	18	34	(16)
Product launch costs	-	1	(1)	59	(59)	59	12	47
Other general and administration	52	54	(2)	44	8	142	144	(2)
Total general and administration expense	385	413	(28)	470	(85)	1,243	1,189	54
Amortization of intangible assets	28	13	15	25	3	68	35	33
Total operating expense	$2,190	$2,180	$10	$2,246	$(56)	$6,549	$6,553	$(4)

Highlights

•	Employee compensation and benefits expense increased $14 million from the third quarter of 2018, primarily reflecting higher headcount, partially offset by lower incentive compensation.

Employee compensation and benefits expense increased $28 million from the second quarter of 2019, primarily reflecting higher incentive compensation, driven by higher operating income.

•

General and administration expense decreased $28 million from the third quarter of 2018, primarily due to lower transaction-related and foreign exchange remeasurement expense, partially offset by higher technology expense.

General and administration expense decreased $85 million from the second quarter of 2019, primarily due to $59 million of product launch costs incurred in the second quarter, and lower contingent consideration fair value adjustments and foreign exchange remeasurement expense.

•	Amortization of intangible assets expense increased $15 million from the third quarter of 2018, primarily reflecting amortization of intangible assets acquired in the eFront acquisition.

INCOME TAX EXPENSE

	Three Months				Three Months			Nine Months
	Ended				Ended			Ended
	September 30,				June 30,			September 30,
(in millions), (unaudited)	2019	2018	Change		2019	Change		2019	2018	Change
Income tax expense	$341	$226	$115		$322	$19		$961	$829	$132
Effective tax rate	23.3%	15.7%	760	bps	24.3%	(100	) bps	23.2%	19.7%	350	bps

Highlights

•	Third quarter 2018 income tax expense reflected $90 million of discrete tax benefits.

SUMMARY AND RECONCILIATION OF US GAAP NONOPERATING INCOME (expense) TO NONOPERATING INCOME (EXPENSE), AS ADJUSTED

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Nonoperating income (expense), GAAP basis	$(42)	$33	$(75)	$57	$(99)	$140	$(7)	$147
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	-	(13)	13	10	(10)	17	(3)	20
Nonoperating income (expense), as adjusted(1)(2)	$(42)	$46	$(88)	$47	$(89)	$123	$(4)	$127

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Net gain (loss) on investments(1)(2)
Private equity	$6	$4	$2	$32	$(26)	$38	$10	$28
Real assets	12	10	2	4	8	22	24	(2)
Other alternatives(3)	3	1	2	7	(4)	18	5	13
Other investments(4)	-	(3)	3	31	(31)	104	(20)	124
Subtotal	21	12	9	74	(53)	182	19	163
Other gains (losses)(5)	(28)	51	(79)	5	(33)	25	52	(27)
Total net gain (loss) on investments(1)(2)	(7)	63	(70)	79	(86)	207	71	136
Interest and dividend income	19	29	(10)	20	(1)	68	63	5
Interest expense	(54)	(46)	(8)	(52)	(2)	(152)	(138)	(14)
Net interest expense	(35)	(17)	(18)	(32)	(3)	(84)	(75)	(9)
Nonoperating income (expense), as adjusted(1)(2)	$(42)	$46	$(88)	$47	$(89)	$123	$(4)	$127

(1)	Net of net income (loss) attributable to NCI. Amounts also include net gain (loss) on consolidated VIEs.
(2)

Management believes nonoperating income (expense), as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to results. For more information on other as adjusted items and the reconciliation to GAAP see notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 11 and 12.

(3)	Amounts primarily include net gains (losses) related to direct hedge fund strategies and hedge fund solutions.
(4)	Amounts primarily include net gains (losses) related to equity and fixed income investments.
(5)

Amounts for the three and nine months ended September 30, 2019 and 2018 primarily include noncash pre-tax gains (losses) related to the revaluation of certain minority strategic investments. Amounts for the three and nine months ended September 30, 2018 also include a $40 million pre-tax gain related to the sale of BlackRock’s minority interest in DSP BlackRock Investment Managers Pvt. Ltd. to the DSP Group in August 2018.

RECONCILIATION OF US GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions), (unaudited)	2019	2018	2019	2019	2018
Operating income, GAAP basis	$1,502	$1,396	$1,278	$4,013	$4,211
Non-GAAP expense adjustment:
PNC LTIP funding obligation	-	4	-	-	10
Operating income, as adjusted (1)	1,502	1,400	1,278	4,013	4,221
Product launch costs and commissions	-	1	61	61	13
Operating income used for operating margin measurement	$1,502	$1,401	$1,339	$4,074	$4,234
Revenue, GAAP basis	$3,692	$3,576	$3,524	$10,562	$10,764
Non-GAAP adjustments:
Distribution fees	(270)	(279)	(267)	(799)	(884)
Investment advisory fees	(157)	(129)	(149)	(448)	(371)
Revenue used for operating margin measurement	$3,265	$3,168	$3,108	$9,315	$9,509
Operating margin, GAAP basis	40.7%	39.0%	36.3%	38.0%	39.1%
Operating margin, as adjusted (1)	46.0%	44.2%	43.1%	43.7%	44.5%

See note (1) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF US GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions, except per share data), (unaudited)	2019	2018	2019	2019	2018
Net income attributable to BlackRock, Inc., GAAP basis	$1,119	$1,216	$1,003	$3,175	$3,378
Non-GAAP adjustments:
PNC LTIP funding obligation, net of tax	-	3	-	-	9
Income tax matters	-	(5)	-	-	(1)
Net income attributable to BlackRock, Inc., as adjusted (2)	$1,119	$1,214	$1,003	$3,175	$3,386
Diluted weighted-average common shares outstanding (3)	156.4	161.4	156.4	157.4	162.1
Diluted earnings per common share, GAAP basis (3)	$7.15	$7.54	$6.41	$20.17	$20.83
Diluted earnings per common share, as adjusted (2) (3)	$7.15	$7.52	$6.41	$20.17	$20.88

See notes (2) and (3) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items and the reconciliation to GAAP.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance.  Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance and to determine the long-term and annual compensation of the Company’s senior-level employees.  Furthermore, this metric is used to evaluate the Company’s relative performance against industry peers, as it eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

•

Operating income, as adjusted, includes a non-GAAP expense adjustment. In the three and nine months ended September 30, 2018, the portion of compensation expense associated with certain long-term incentive plans (“LTIP”) funded, or to be funded, through share distributions to participants of BlackRock stock held by PNC has been excluded because it ultimately does not impact BlackRock’s book value.

•

Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

•

Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed-through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed-through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See aforementioned discussion regarding operating income, as adjusted, and operating margin, as adjusted, for information on the PNC LTIP funding obligation.

For each period presented, the non-GAAP adjustment related to the PNC LTIP funding obligation was tax effected at the respective blended rates applicable to the adjustment. Amounts for income tax matters represent net noncash (benefits) expense primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill. Amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to ensure comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted divided by diluted weighted average common shares outstanding.

(3) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of September 30, 2019 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of August 31, 2019. The performance data does not include accounts terminated prior to September 30, 2019 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of September 30, 2019 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.